EXHIBIT 10.3

IRON MOUNTAIN INCORPORATED
EXECUTIVE DEFERRED COMPENSATION PLAN

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FIRST AMENDMENT

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Iron Mountain Incorporated (the “Company”) hereby amends the Iron Mountain Incorporated Executive Deferred Compensation Plan (the “Plan”).

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1.             Section 10.6 of the Plan shall be deleted in its entirety and in its place shall be substituted the following:

10.6         [Reserved]

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2.             Except as hereinabove specifically amended, all provisions of the Plan, as previously amended, shall continue in full force and effect; provided, however, that the Company hereby reserves the power from time to time to further amend the Plan.

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IN WITNESS WHEREOF, the Company has caused this First Amendment to the Plan to be executed in its name and on its behalf this _____ day of __________, 2004.

IRON MOUNTAIN INCORPORATED

By:	/s/ Garry B. Watzke

Garry B. Watzke, Vice President and General Counsel